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                                                                      EXHIBIT 32


                                  CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. Section 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended May 29, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 22, 2005                               /s/ Michael J. Pudil
       -------------                               -----------------------------
                                                   President and Chief Executive
                                                     Officer


Date:  June 22, 2005                               /s/ Paul D. Sheely
       -------------                               -----------------------------
                                                   Chief Financial Officer